Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): May 15, 2003




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)






















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not  applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS
     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.            (None)
     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                 Not  Applicable

ITEM  9:  Regulation FD Disclosure

On  May 15, 2003,  the  registrant issued  a  press release   announcing the
release of financial results for the period ended March 31, 2003


EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1   Copy  of  the  Press  Release  of  May 15, 2003  announcing the release of financial results for the period ended March 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  May 15, 2003                    By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)


























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EXHIBIT  99.1


FOR  IMMEDIATE  RELEASE:  Wednesday,  May   15,  2003

MERIDIAN HOLDINGS, INC, REPORTS FINANCIAL RESULTS FOR THE FIRST QUARTER OF
                            2003
              Medical Services  Revenue Increased  by 45%

Los Angeles, May 15, 2003 Meridian Holdings, Inc. (OTC Bulletin Board: MRDH), a health care services and technology company today announced financial and
operational results for   the quarter ended March  31, 2003.

Medical services revenue increased by 45% from $610,832 in the first quarter of 2002 to $885,950 in comparable period in 2003. The increase in medical services revenue is attributed to increase in membership enrollments into Capnet IPA Physician Network.

The Company also recorded a net loss from operations of $28,254 for the period ended March 31, 2003, compared to net loss from operations of $38,196 during comparable period in 2002.

The following is the highlight of recent events that has occurred during the first three months of 2003:
1. Held an annual shareholders meeting on March 8, 2003, during which all the five members of the board of directors were re-elected.

2.   The shareholders voted and   approved  the appointment  of  Mr. Andrew M.
     Smith CPA, as its independent auditor  for the year  ended  December  31,
     2002.
3. The shareholders also voted, approved and rectified the 2003 incentive stock option plan .
4. Shareholders of the Company also granted the board of directors the discretion to, at any time prior to the next annual meeting, effect a reverse split of the Company's common shares at an exchange ratio of 1 for 3, 1 for 5 or 1 for 10.

The entire text of the aforementioned report and other periodic filings may be viewed via the Internet at the Securities and Exchange Commission's EDGAR Database at www.sec.gov.


About  Meridian  Holdings,  Inc.

Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Learn more about the company and its affiliated entities, including CGI Communications Services, Inc. and InterCare DX, Inc. by visiting Meridian's web site at www.meho.com.

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company's filings with the Securities and Exchange Commission.



                                      #  #  #

CONTACT:  Alexandra Campos, Investor Relations
          Meridian  Holdings, Inc.
          213-627-8878
          www.meho.com

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